AEF SUP-3 052313
Statement of Additional Information Supplement dated May 23, 2013
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, P, R, S, Y, R5, R6 and Investor Class shares, as applicable, of the Funds listed below:

Invesco Charter Fund
Invesco Constellation Fund
Invesco Disciplined Equity Fund
Invesco Diversified Dividend Fund
Invesco Summit Fund

Effective May 23, 2013, Paul McPheeters is no longer a portfolio manager for Invesco Disciplined Equity Fund and all references to Mr. McPheeters in Appendix H are deleted.

AEF SUP-3 052313	1

DEQ-SUP-1 052313
Supplement to Summary and Statutory Prospectuses dated May 23, 2013
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for Class Y Shares of the Fund listed below:
Invesco Disciplined Equity Fund
The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Manager	Title	Length of Service on the Fund
Patricia Bannan	Portfolio Manager	2010
W. Brant Houston	Portfolio Manager	2013”
The following information replaces in its entirety the information appearing in the heading “FUND MANAGEMENT – Portfolio Managers” in the Statutory prospectus:
“The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
•	Patricia Bannan, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2007. From 1999 to 2005, she was a portfolio manager and ultimately the head of the large cap growth team at Evergreen Investments.

•	W. Brant Houston, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2007. Prior to 2007, Mr. Houston worked in various investment and analytical roles at Geronimo Financial, Nicholas Applegate Capital Management and Wilshire Associates. Mr. Houston has been in the financial services industry for 15 years.
     The Adviser employs a team approach with specific individual members of the team having final authority and ultimate accountability specific phases of the process. Portfolio managers and analysts are responsible for research in the sectors they cover. All members of the team conduct fundamental research to identify investment candidates and participate in the portfolio construction process. The lead portfolio managers of the team are jointly and primarily responsible for making the day-to-day investment decisions for the Fund.
     More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.
     The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.”

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